FHLB Stock	12 Months Ended
Mar. 31, 2012
FHLB Stock:
FHLB Stock

(7)	FHLB Stock

The Bank, as a member of the FHLB of Atlanta, is required to acquire and hold shares of capital stock in the FHLB of Atlanta in an amount equal to a membership component, which is 0.15% of total assets at December 31, 2011 and 2010 plus a transaction component which equals 4.5% of outstanding advances (borrowings) from the FHLB of Atlanta.  The Bank is in compliance with this requirement with an investment in FHLB of Atlanta stock of $8.5 million and $11.3 million as of March 31, 2012 and 2011, respectively. No readily available market exists for this stock and it has no quoted fair value.  However, because redemption of this stock has historically been at par, it is carried at cost.